Exhibit 99.1

Exhibit 99.1

Key Metrics

MARCH 2017

Time Inc.

Top 10 U.S. Digital Media Property[1]

U.S. Multi-Platform Monthly Uniques (MM)


247
209
206
190
189
165
163
157
153
129
Google
Facebook
Yahoo
Microsoft
Amazon
Comcast
CBS
AOL
Apple
Time Inc.

Up from 81MM in June 2014[1]

#1 U.S. digital audience in Entertainment News category 10 of 12 months in 2016[2]

#2 U.S. digital audience for the Sports category—Fox Sports-SI Group-Perform Media[2]

Top 10 U.S. digital audience for the Lifestyle category[2]

- #4 in Fashion/Beauty/Style
- #5 in Travel
- #6 in Food

#1 U.S. print magazine audience at 97MM[3]

U.S. print and digital reach is 70% of U.S. adults each month[4]

#1 at U.S. newsstand[5]

#10 mobile media property on the web at 106MM—more than LinkedIn, Twitter, Snapchat, Pandora, ESPN, and BuzzFeed[6]

245MM+ social media fans and followers

One of the biggest U.S. subscriber bases at ~30MM

3 out of 4 U.S. multicultural adults each month across platforms[7]

In the UK:
#1 in print and digital reach[8]
#1 in print ad share[8]

Time Inc. & Viant—1.2B global registered profiles

Massive User Scale

- 120MM+ monthly global print[9]
- ~170MM monthly global print and digital[4]
- ~40MM Moms[7]
- 2 out of 3 Millennials[7]
- ~30MM Subscribers
- 245MM+ via global social media
- 3x Video production growth since 2014
- 4.6B (2016) video starts
- 250MM+ U.S. consumer registrations
- Hundreds of events annually

Sources: 1) comScore Multiplatform for Time Inc. custom entity; 2) comScore Multi-Platform Dec. 2016; 3) Fall 2016 MRI; 4) comScore Multiplatform, GfK MRI Media and Fusion (12-16/S16); 5) MagNet March 2017; 6) comScore Multi-Platform January 2017; 7) 2016 comScore Multi-Platform//GfK MRI Media + Fusion (10-16/S16); 8) Total Print ABC (2015 ABC Concurrent Release)/Neilson AdDynamix Year to July 2016/NRS PADD Jan-Dec 2015/Global Google Analytics August 2016; 9) MRI, A.I.R, NRS, TGI, ABC;

2

Diverse Set of Influential Iconic Brands

Covering virtually every interest and passion

CELEBRITY & ENTERTAINMENT

NEWS & BUSINESS

SPORTS

LIFESTYLE

83MM CONSUMERS 1

54MM CONSUMERS 1

80MM CONSUMERS 1

76MM CONSUMERS 1

3

Source:

1) ) 2016 comScore Multi-Platform//GfK MRI Media + Fusion (10-16/S16)

Time Inc. Brands Over-Index with Millennials (18-34)1 for Digital Consumption

More Millennials than Snapchat, Vice and Vox

Print & Digital Audience2

66% Female2

45MM

51MM

44MM

83MM

Print Audience3

67% Female3

UVs1, 38% 18-341

Social Footprint

entertainment

CATEGORIES

Sources: 4

1) comScore Multi-Platform Dec. 2016; 2) GFK MRI Fusion (10-16/S16); 3) MRI Fall 2016; 4) PIB Dec. 2016

#1 U.S. digital audience in Entertainment

News 10 of 12 months in 20161

Time Inc. Entertainment reaches 1 in 3 U.S.

adults across print and digital2

People is a cultural force:

#1 magazine in print4

Print and digital audience of 70MM2

Reaches 1 in 4 moms each month2

Entertainment Weekly is #1 in print

advertising for the entertainment news

category4

People was a launch partner of Snapchat

Discover and is a top channel—Entertainment

Weekly has been added to the platform

Print & Digital

Audience2

69% Female2

52MM

56MM

81MM

76MM

Print Audience3

73% Female3

UVs1

40% 18-341

Social Footprint

lifestyle

CATEGORIES

5

Sources:

1) December 2016 comScore; 2) comScore 2016 Multi-Platform /GFK MRI Fusion (10-16/S16); 3) MRI Fall 2016; 4) 2016 Fall GfK MRI; 5) PIB December 2016

Reaches 1 in 3 U.S. women every month across print and digital4 Top 10 U.S. digital audience for the Lifestyle category:

#4 in Fashion/Beauty/Style1

#5 in Travel1

#6 in Food1 Real Simple is the #1 most affluent women’s magazine with a print and digital audience of 20MM2 1 in 5 southern women reads Southern Living4, an Ad Age 2016 Magazine of the Year InStyle is #2 in print advertising for the women’s fashion category5

U.S. Print & Digital Audience1

36% 18-341

23MM

40MM

47MM

54MM

U.S. Print Audience2

40% HH Income >$100K2

U.S. UVs3

41% 18-343

Social Footprint

news & business

CATEGORIES

6

Sources: ;

1) GFK MRI Fusion (10-16/S16); 2) MRI Fall 2016 3) December 2016 comScore; 4) Omniture;

5) PIB December 2016; 6) GFK MRI Fusion (12-16/S16)

Time:

#1 U.S. weekly news magazine print audience2

43MM per month in U.S. print and digital audience reach6

38% of Time.com visitors are millennials (18-34)1

36% international visitors to Time.com4

#1 in print advertising for weekly news magazines5

Fortune:

#2 U.S. business magazine print audience2

15MM per month in U.S. print and digital audience reach1

46% of Time.com visitors are millennials (18-34)1

Motto launched in 2016—site focused on millennial

women

LIFE VR launched in 2016 as a virtual reality platform

Time Inc. has the power to convene. Event franchises

include TIME 100, Fortune Most Powerful Women,

Fortune Global Forum and Fortune Brainstorm.

32MM

U.S. Print & Digital Audience2

35% 18-342

21MM

80MM

63MM

U.S. Print Audience3

37% HH Income >$100K3

Social Footprint

U.S. UVs1

34% 18-341

CATEGORIES sports

Sources: 7

1) December 2016 comScore; 2) GFK MRI Fusion (10-16/S16); 3) MRI Fall 2016; 4) PIB December 2016

#2 U.S. digital audience in the Sports category—

Fox Sports-SI Group-Perform Media1

Sports Illustrated—#1 U.S. sports magazine print

audience3

Sports Illustrated’s U.S. print and digital

audience is 43MM per month; 35% are

millennials (18-34)2

Sports Illustrated—#1 in print advertising for the

sports category4

FanSided is one of the fastest growing sports

and entertainment blog networks—30% YOY

growth1